SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 21, 2004



                              SONOMA VALLEY BANCORP
                              ---------------------
             (Exact name of registrant as specified in its charter)


    California                   000-31929                  68-0454068
    ----------                   ---------                  ----------
 (State or other            (Commission File No.)        (I.R.S. Employer
  jurisdiction                                          Identification No.)
of incorporation)



                 202 West Napa Street, Sonoma, California 95476
                 ----------------------------------------------
                    (Address of principal executive offices)

                                 (707) 935-3200
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit No.    Exhibit Description
         -----------    -------------------

         3              Amendment to the Articles of Incorporation

         99 Press release announcing cash dividend and forward stock split

ITEM 9.  REGULATION FD DISCLOSURE.

Cash Dividend

     On July 21, 2004, Sonoma Valley Bancorp's Board of Directors declared a dividend of $0.25 per share payable to all shareholders of record as of August 6, 2004. The dividend will be paid on August 26, 2004.

Forward Stock Split

     On July 21, 2004, Sonoma Valley Bancorp's Board of Directors declared a 3-for-2 forward stock split. The forward stock split will be effective on August 6, 2004 upon filing of the Amended and Restated Articles of Incorporation with the California Secretary of State. No fractional shares will be issued. For each fraction, shareholders will be paid cash equal to the fraction multiplied by the closing price on the day of the forward stock split. A copy of the Amendment to the Articles of Incorporation is attached as Exhibit 3.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   SONOMA VALLEY BANCORP,
                                                   a California Corporation


Dated:  July 23, 2004                              /s/ Mel Switzer, Jr.
                                                   -----------------------------
                                                   Mel Switzer, Jr.,
                                                   Chief Executive Officer
                                                   (Principal Executive Officer)